VIRAL GENETICS, INC.
(OTCBB: VRAL)

Rodman & Renshaw 8th Annual Healthcare Conference

November 8, 2006

Safe Harbor Statement

This presentation is confidential and for informational purposes only. The contents are not to be reproduced or distributed to any party. Securities legislation in many jurisdictions prohibits such distribution of this information. The statements contained herein are based upon information believed to be reliable but may not be complete. This presentation does not constitute an offer to sell or a solicitation to buy the securities referred to herein. Readers are cautioned to rely on their own judgment, and are advised to make reference to the Company’s quarterly, annual and periodic filings with the Securities and Exchange Commission.

This presentation contains forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.

NOTE ON SOURCES:

All information pertaining to clinical trial results contained herein is derived from the Company’s filings with the SEC, internal clinical trial reports, third party technical reports, and patient files. All epidemiological data has been drawn from the UNAIDS 2004 Annual Report on AIDS (www.unaids.org).

About Viral Genetics

—	Discovery and development focus

—	Corporate:

–     Incorporated 1995

–     Publicly traded since 2001

–     $11.8 million market cap

–     $35 million paid-in capital

–     107 million total shares outstanding

—	Lead candidate in late-stage development in South Africa : Phase III study completed Q4-05

—	US FDA pre-IND filed July 2005 – progressing to IND

—	Patented proprietary technology

—	Management team supported by leading HIV/AIDS and immunology experts from Harvard and North Carolina State University.

Viral Genetics’ Development Status

[Graphic of inverted triangle with the following words]

Discovery

Preclinical	|
|
Phase I	|	TN/VGV-1
|
Phase II	|

Phase III

Approval

Fewer compounds + More information = Lower risk

Investment Considerations

—	TNP: uniquely effective product targeted at existing market with unmet medical need

–     activity confirmed, apparently safe, significant risk removed

–     multiple potential indications, pipeline of research

—	Phase III South African trial

—	Strong advisory board: Harvard, NCSU

—	Commencing US development

Key Milestones

2006     Announces results of TNP001 (South Africa)

Enhances SAB: Harvard immunologists & NCSU statistician

2005     Dr. Arthur Amman joins the BOD

Files pre-IND for VGV-1 with FDA

2004     Forms Scientific Advisory Board

VGV-1 “TNP001” study (South Africa)

2003     VGV-1 pilot study (China)

2001     Private to public

1999     VGV-1 pilot study (Mexico)

1997     VGV-1 pilot study (Bulgaria)

1996     VGV-1 pilot study (Mexico)

1995     Company founded

VGV-1 pilot study (Bulgaria)

1992     Thymus Nuclear Protein – cancer & HIV/AIDS detection

HIV & AIDS

37.8 million HIV cases worldwide, growing 5-10% per annum

Current treatment approach: antiretrovirals

[Graphic showing global HIV infections]

North America – 1.4 million
South America – 1.6 million
Europe – 580,000
Middle East – 480,000
Africa – 25 million
China – 1.3 million
Far East – 900,000
Southeast Asia – 6.5 million
Australia – 32,000

Challenges with HIV Management

—	Treatment Options:

–     ARVs

Safety
Compliance
Quality of Life
Resistance
Cost

–     In development

—	Challenges

= Unmet Needs

Technology

—	Thymus Nuclear Protein

–     Purified extract of mammalian thymus gland

–     Thymus:

Key organ that T cells migrate through
Involved in maturation of T lymphocytes
May contain immune stimulating proteins or molecular signals

–     Two sequenced protein fragments

–     Binds gp41, gp120 and CD4

—	Lead candidate: VGV-1 – TNP suspended in adjuvant for treatment of HIV/AIDS

Thymus

VGV-1 Attributes
—Dosed via intramuscular injections 2x/week for 8 weeks
—Six safety and efficacy studies (> 150 patients)
—Studied in several patient groups:
–on and off antiviral drugs, multi-drug resistance, treatment-naïve
—Studies suggest antiviral effects months after last treatment (up to 5 –7 months post-treatment)
—Mechanism of action being studied; may involve immune mechanisms
–Lag time to viral load reduction and sustained reduction VGV-1 vs. Existing Treatments
—VGV-1 compared with ARVs may have:
minimal side-effects
–possible immunological effect
–minimal compliance issues
–projected to be cost-effective

VGV-1 Human Clinical Experience
Percent Responders by Visit
Baseline CD4 and %Responders
at D150 and D240
Recap
Current VGV-1 Activities
—Conducting supplemental studies
–Characterization
–Mechanism of action
—South Africa NDA submission pending supplemental studies
–Patient populations: compassionate use, sicker (CD4), broad
—U.S. pre-IND
update to IND pending supplemental studies and TNP001 data
–IND –dose-ranging
—2007 Goals:
–Start U.S. clinical trial
–Regulatory determination in South Africa

Key Directors and Management
Haig Keledjian, JD, Chairman, CEO and President
Harry Zhabilov, MChem, Director and EVP, R&D
Arthur J. Ammann, MD, Director (independent)
–President of Global Strategies for HIV Prevention, UCSF
– 15+ yrs at Genentech developing immune-based therapies
Elizabeth Hoffman, PhD
– Director (independent)
–President Emeritus, University of Colorado; former director Target Corp.

Hampar Karageozian, MS, BS, MBA, Director
–Former SVP of R&D for Allergan and Ista
Michael Capizzano, Vice President, Corporate & Business Development, Finance
Monica Ord, SVP Corporate Development and Communications
Andre Bagdasarian, PhD, VP Quality Control & Assurance
–20+ years QA and QC, Alpha Therapeutics
Scientific and Medical Advisory Board

Scientific Advisory Board
Eric Rosenberg MD, Chairman	Harvard Medical School
Todd M. Allen, PhD	Harvard Medical School
Marcus Altfeld, MD, PhD	Harvard Medical School
Dan H. Barouch, MD, PhD	Harvard Medical School
Marie Davidian, PhD	North Carolina State Univ.

Investment Considerations
—TNP: uniquely effective product targeted at existing market with unmet medical need
–activity confirmed, apparently safe, significant risk removed
–multiple potential indications, pipeline of research
—Phase III South African trial
—Strong advisory board: Harvard, NCSU
—Commencing US development

Viral Genetics, Inc.
(OTCBB: VRAL)

For further information:

Company: Michael Capizzano (626) 334-5310, ext 25
Investor Relations: Evan Pondel, PondelWilkinson, Inc. (310) 279-5973
Media Relations: Kirsten Ayars, Ayars & Associates (805) 452-7909